Quarterly Holdings Report
for
Fidelity® SAI International Credit Fund
March 31, 2025

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ICR-NPRT1-0525
1.9908917.102
Foreign Government and Government Agency Obligations - 9.1%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.9%
Australian Commonwealth 1.25% 5/21/2032	AUD	1,870,000	960,447
Australian Commonwealth 1.75% 11/21/2032 (b)	AUD	12,670,000	6,651,974
TOTAL AUSTRALIA			7,612,421
CANADA - 3.3%
Canadian Government 1.5% 12/1/2031	CAD	850,000	544,388
Canadian Government 1.5% 6/1/2031	CAD	4,300,000	2,776,855
Canadian Government 2% 6/1/2032	CAD	16,500,000	10,847,542
Canadian Government 2.5% 12/1/2032	CAD	4,900,000	3,319,490
Canadian Government 2.75% 6/1/2033	CAD	780,000	536,819
Canadian Government 3% 6/1/2034	CAD	6,775,000	4,729,041
Canadian Government 3.25% 12/1/2033	CAD	6,200,000	4,419,899
TOTAL CANADA			27,174,034
JAPAN - 3.7%
Japan Government 0.005% 12/1/2025	JPY	1,077,350,000	7,156,954
Japan Government 0.005% 4/1/2025	JPY	270,000,000	1,800,120
Japan Government 0.4% 6/20/2025	JPY	647,500,000	4,316,998
Japan Government 0.9% 9/20/2034	JPY	295,250,000	1,873,486
Japan Government Treasury Bills 0% 11/20/2025 (c)	JPY	1,077,050,000	7,157,483
Japan Government Treasury Bills 0% 5/20/2025 (c)	JPY	1,073,650,000	7,154,750
TOTAL JAPAN			29,459,791
MULTI-NATIONAL - 1.2%
European Union 4% 4/4/2044 (b)	EUR	9,165,000	10,193,504
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $74,467,950)			74,439,750

Non-Convertible Corporate Bonds - 59.6%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.9%
Financials - 0.9%
Banks - 0.3%
Commonwealth Bank of Australia 2.688% 3/11/2031 (d)		2,350,000	2,051,616
Financial Services - 0.3%
Cimic Finance Ltd 1.5% 5/28/2029 (b)	EUR	2,869,000	2,831,827
Insurance - 0.3%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(e)	GBP	2,384,000	2,776,839
TOTAL AUSTRALIA			7,660,282
BELGIUM - 1.4%
Consumer Staples - 0.3%
Food Products - 0.3%
Barry Callebaut Services NV 4.25% 8/19/2031 (b)	EUR	2,600,000	2,837,313
Financials - 1.1%
Banks - 1.1%
KBC Group NV 3.5% 1/21/2032 (b)(e)	EUR	3,200,000	3,443,011
KBC Group NV 6.324% 9/21/2034 (d)(e)		5,035,000	5,329,637
			8,772,648
TOTAL BELGIUM			11,609,961
CANADA - 1.2%
Financials - 1.2%
Banks - 1.2%
Bank of Nova Scotia/The 3.375% 3/5/2033 (b)(e)	EUR	9,250,000	9,766,977
CZECH REPUBLIC - 0.8%
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
CPI Property Group SA 1.5% 1/27/2031 (b)	EUR	2,375,000	2,021,419
CPI Property Group SA 6% 1/27/2032 (b)	EUR	3,990,000	4,271,243

TOTAL CZECH REPUBLIC			6,292,662
DENMARK - 2.8%
Consumer Staples - 0.7%
Beverages - 0.4%
Carlsberg Breweries A/S 3.25% 2/28/2032 (b)	EUR	2,670,000	2,840,863
Tobacco - 0.3%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	2,500,000	2,792,436
TOTAL CONSUMER STAPLES			5,633,299

Financials - 1.6%
Banks - 1.6%
Danske Bank A/S 3.875% 1/9/2032 (b)(e)	EUR	7,880,000	8,698,896
Jyske Bank A/S 3.625% 4/29/2031 (b)(e)	EUR	1,670,000	1,815,327
Jyske Bank A/S 5.125% 5/1/2035 (b)(e)	EUR	2,073,000	2,340,257
			12,854,480
Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Orsted AS 4.125% 3/1/2035 (b)	EUR	3,705,000	4,074,282
TOTAL DENMARK			22,562,061
FINLAND - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Citycon Treasury BV 5% 3/11/2030 (b)	EUR	700,000	759,191
FRANCE - 5.4%
Consumer Discretionary - 0.5%
Automobiles - 0.5%
RCI Banque SA 4.75% 3/24/2037 (b)(e)	EUR	400,000	431,816
RCI Banque SA 5.5% 10/9/2034 (b)(e)	EUR	3,200,000	3,600,649
			4,032,465
Financials - 3.4%
Banks - 3.4%
BNP Paribas SA 2.159% 9/15/2029 (d)(e)		2,555,000	2,335,681
BNP Paribas SA 2.5% 3/31/2032 (b)(e)	EUR	3,400,000	3,614,619
BNP Paribas SA 3.945% 2/18/2037 (b)(e)	EUR	8,600,000	9,074,476
BNP Paribas SA 5.786% 1/13/2033 (d)(e)		1,976,000	2,020,377
BPCE SA 4.25% 7/16/2035 (b)(e)	EUR	800,000	868,286
BPCE SA 5.716% 1/18/2030 (d)(e)		4,685,000	4,776,111
Societe Generale SA 4.75% 11/24/2025 (d)		255,000	254,043
Societe Generale SA 6.691% 1/10/2034 (d)(e)		4,595,000	4,830,699
			27,774,292
Utilities - 1.5%
Electric Utilities - 0.5%
Electricite de France SA 4.75% 10/12/2034 (b)	EUR	1,300,000	1,503,279
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	2,100,000	2,574,567
			4,077,846
Multi-Utilities - 1.0%
Engie SA 3.875% 3/6/2036 (b)	EUR	1,600,000	1,719,144
Engie SA 4.25% 9/6/2034 (b)	EUR	5,700,000	6,369,681
			8,088,825
TOTAL UTILITIES			12,166,671

TOTAL FRANCE			43,973,428
GERMANY - 12.0%
Consumer Discretionary - 1.1%
Automobile Components - 1.1%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	1,500,000	1,615,996
Schaeffler AG 4.75% 8/14/2029 (b)	EUR	3,300,000	3,555,794
Schaeffler AG 5.375% 4/1/2031 (b)	EUR	200,000	215,110
ZF Europe Finance BV 4.75% 1/31/2029 (b)	EUR	3,300,000	3,428,777
			8,815,677
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
METRO AG 4% 3/5/2030 (b)	EUR	1,875,000	2,037,575
Financials - 4.1%
Banks - 0.7%
Commerzbank AG 3.625% 1/14/2032 (b)(e)	EUR	2,000,000	2,149,181
Commerzbank AG 4.875% 10/16/2034 (b)(e)	EUR	1,100,000	1,227,972
Commerzbank AG 8.625% 2/28/2033 (b)(e)	GBP	1,800,000	2,486,669
			5,863,822
Capital Markets - 0.9%
Deutsche Bank AG 3.25% 5/24/2028 (b)(e)	EUR	100,000	108,685
Deutsche Bank AG 4.5% 7/12/2035 (b)(e)	EUR	3,000,000	3,323,732
Deutsche Bank AG 6.125% 12/12/2030 (b)(e)	GBP	3,000,000	3,966,621
			7,399,038
Financial Services - 2.5%
KfW 0.75% 1/15/2029 (b)	EUR	760,000	772,039
KfW 1.125% 3/31/2037 (b)	EUR	4,453,000	3,860,957
KfW 2.875% 3/31/2032 (b)	EUR	4,040,000	4,396,607
KfW 3.125% 6/7/2030 (b)	EUR	1,340,000	1,485,810
KfW 4% 3/15/2029		9,475,000	9,490,652
			20,006,065
TOTAL FINANCIALS			33,268,925

Health Care - 1.6%
Pharmaceuticals - 1.6%
Bayer AG 4.625% 5/26/2033 (b)	EUR	940,000	1,058,146
Bayer US Finance LLC 6.375% 11/21/2030 (d)		3,825,000	4,005,556
Bayer US Finance LLC 6.5% 11/21/2033 (d)		7,835,000	8,232,698
			13,296,400
Real Estate - 1.0%
Real Estate Management & Development - 1.0%
Aroundtown SA 3% 10/16/2029 (b)	GBP	640,000	716,021
Aroundtown SA 3.625% 4/10/2031 (b)	GBP	2,910,000	3,219,577
LEG Immobilien SE 3.875% 1/20/2035 (b)	EUR	2,600,000	2,708,011
Sirius Real Estate Ltd 4% 1/22/2032 (b)	EUR	1,800,000	1,902,613
			8,546,222
Utilities - 4.0%
Electric Utilities - 2.7%
Amprion GmbH 0.625% 9/23/2033 (b)	EUR	4,200,000	3,541,400
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	1,700,000	1,823,778
Amprion GmbH 3.625% 5/21/2031 (b)	EUR	1,000,000	1,094,513
Amprion GmbH 4.125% 9/7/2034 (b)	EUR	1,400,000	1,547,970
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(e)	EUR	4,100,000	4,067,580
EnBW International Finance BV 3.5% 7/22/2031 (b)	EUR	2,200,000	2,399,223
EnBW International Finance BV 3.75% 11/20/2035 (b)	EUR	6,950,000	7,419,421
			21,893,885
Independent Power and Renewable Electricity Producers - 0.8%
RWE Finance US LLC 5.875% 4/16/2034 (d)		6,271,000	6,386,386
Multi-Utilities - 0.5%
E.ON SE 3.5% 4/16/2033 (b)	EUR	3,780,000	4,063,072
TOTAL UTILITIES			32,343,343

TOTAL GERMANY			98,308,142
HONG KONG - 0.3%
Financials - 0.3%
Insurance - 0.3%
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(e)		2,603,000	2,411,029
ITALY - 0.8%
Financials - 0.3%
Banks - 0.3%
Intesa Sanpaolo SpA 6.625% 6/20/2033 (d)		2,635,000	2,821,001
Utilities - 0.5%
Electric Utilities - 0.5%
Enel Finance International NV 5.5% 6/26/2034 (d)		2,015,000	2,023,389
Enel SpA 3.375% (b)(e)(f)	EUR	1,495,000	1,614,751
			3,638,140
TOTAL ITALY			6,459,141
LUXEMBOURG - 3.4%
Financials - 0.3%
Financial Services - 0.3%
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund 4.75% 3/27/2034 (b)	EUR	2,105,000	2,352,970
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	859,900	294,071
			2,647,041
Real Estate - 3.1%
Industrial REITs - 0.2%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	1,815,000	1,985,757
Real Estate Management & Development - 2.9%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	7,314,000	7,346,309
Blackstone Property Partners Europe Holdings Sarl 1.625% 4/20/2030 (b)	EUR	3,720,000	3,572,325
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	2,442,000	2,446,799
Logicor Financing Sarl 1.625% 1/17/2030 (b)	EUR	1,670,000	1,632,995
Logicor Financing Sarl 2% 1/17/2034 (b)	EUR	6,260,000	5,682,422
P3 Group Sarl 4% 4/19/2032 (b)	EUR	2,310,000	2,473,104
			23,153,954
TOTAL REAL ESTATE			25,139,711

TOTAL LUXEMBOURG			27,786,752
MEXICO - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleos Mexicanos 5.95% 1/28/2031		7,100,000	6,013,345
NETHERLANDS - 3.7%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV 3.875% 2/16/2036 (b)	EUR	1,300,000	1,400,471
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
REWE International Finance BV 4.875% 9/13/2030 (b)	EUR	3,500,000	4,011,945
Financials - 3.0%
Banks - 3.0%
ABN AMRO Bank NV 3.875% 1/15/2032 (b)	EUR	4,100,000	4,481,866
Cooperatieve Rabobank UA 1.125% 5/7/2031 (b)	EUR	3,800,000	3,606,844
ING Groep NV 3% 8/17/2031 (b)(e)	EUR	11,600,000	12,214,075
ING Groep NV 4.5% 5/23/2029 (b)(e)	EUR	4,100,000	4,613,226
			24,916,011
TOTAL NETHERLANDS			30,328,427
NORWAY - 0.2%
Financials - 0.2%
Banks - 0.2%
DNB Bank ASA 0.25% 2/23/2029 (b)(e)	EUR	1,635,000	1,634,094
POLAND - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	4,068,000	3,935,410
PORTUGAL - 0.4%
Financials - 0.4%
Insurance - 0.4%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(e)	EUR	2,700,000	2,926,809
SPAIN - 1.8%
Financials - 1.4%
Banks - 1.4%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (e)		4,000,000	4,110,158
CaixaBank SA 3.625% 9/19/2032 (b)(e)	EUR	3,300,000	3,546,959
CaixaBank SA 6.84% 9/13/2034 (d)(e)		3,000,000	3,258,119
			10,915,236
Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
Werfen SA/Spain 4.625% 6/6/2028 (b)	EUR	3,200,000	3,596,054
TOTAL SPAIN			14,511,290
SWEDEN - 1.4%
Real Estate - 1.4%
Real Estate Management & Development - 1.4%
Heimstaden AB 4.375% 3/6/2027 (b)	EUR	3,400,000	3,492,599
Heimstaden Bostad AB 3.875% 11/5/2029 (b)	EUR	3,725,000	3,952,755
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (b)	EUR	4,355,000	4,099,238

TOTAL SWEDEN			11,544,592
SWITZERLAND - 2.5%
Financials - 2.4%
Capital Markets - 1.4%
UBS Group AG 2.125% 11/15/2029 (b)(e)	GBP	728,000	848,995
UBS Group AG 2.875% 4/2/2032 (b)(e)	EUR	3,000,000	3,104,172
UBS Group AG 4.125% 6/9/2033 (b)(e)	EUR	3,820,000	4,206,834
UBS Group AG 4.75% 3/17/2032 (b)(e)	EUR	2,870,000	3,276,807
			11,436,808
Insurance - 1.0%
Argentum Netherlands BV for Swiss Re Ltd 5.625% 8/15/2052 (b)(e)		3,925,000	3,925,000
Argentum Netherlands BV for Swiss Re Ltd 5.75% 8/15/2050 (b)(e)		1,492,000	1,489,949
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(e)		3,170,000	2,742,049
			8,156,998
TOTAL FINANCIALS			19,593,806

Materials - 0.1%
Containers & Packaging - 0.1%
SIG Combibloc PurchaseCo Sarl 3.75% 3/19/2030 (b)	EUR	775,000	845,709
TOTAL SWITZERLAND			20,439,515
UNITED KINGDOM - 16.9%
Communication Services - 0.4%
Media - 0.3%
RELX Capital Inc 4.75% 3/27/2030		2,454,000	2,468,396
Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 4.875% 10/3/2078 (b)(e)	GBP	525,000	675,456
TOTAL COMMUNICATION SERVICES			3,143,852

Consumer Discretionary - 0.8%
Broadline Retail - 0.1%
John Lewis PLC 4.25% 12/18/2034 (b)	GBP	425,000	426,549
Hotels, Restaurants & Leisure - 0.0%
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	235,000	286,037
Household Durables - 0.7%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	5,372,000	5,589,036
TOTAL CONSUMER DISCRETIONARY			6,301,622

Consumer Staples - 2.1%
Household Products - 0.1%
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/2033 (b)	EUR	1,240,000	1,369,901
Tobacco - 2.0%
BAT Capital Corp 2.125% 8/15/2025 (b)	GBP	1,431,000	1,828,260
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	5,760,000	6,284,218
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (b)	EUR	2,875,000	3,344,809
Imperial Brands Finance PLC 4.875% 6/7/2032 (b)	GBP	3,750,000	4,576,525
			16,033,812
TOTAL CONSUMER STAPLES			17,403,713

Financials - 7.1%
Banks - 6.1%
Barclays PLC 5.262% 1/29/2034 (b)(e)	EUR	6,380,000	7,439,828
Barclays PLC 8.407% 11/14/2032 (b)(e)	GBP	2,880,000	3,952,829
HSBC Holdings PLC 4.787% 3/10/2032 (b)(e)	EUR	3,310,000	3,803,636
HSBC Holdings PLC 4.856% 5/23/2033 (b)(e)	EUR	1,800,000	2,076,332
HSBC Holdings PLC 6.254% 3/9/2034 (e)		1,930,000	2,040,348
HSBC Holdings PLC 6.8% 9/14/2031 (e)	GBP	1,730,000	2,371,269
HSBC Holdings PLC 7.39% 11/3/2028 (e)		460,000	488,881
HSBC Holdings PLC 8.201% 11/16/2034 (b)(e)	GBP	485,000	682,604
Lloyds Banking Group PLC 4.5% 1/11/2029 (b)(e)	EUR	2,015,000	2,266,190
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(e)	EUR	7,680,000	8,765,028
NatWest Group PLC 2.105% 11/28/2031 (b)(e)	GBP	2,314,000	2,845,241
NatWest Group PLC 7.416% 6/6/2033 (b)(e)	GBP	4,725,000	6,387,125
Santander UK Group Holdings PLC 3.625% 1/14/2026 (b)	GBP	550,000	703,132
Standard Chartered PLC 3.864% 3/17/2033 (b)(e)	EUR	2,265,000	2,436,708
Virgin Money UK PLC 7.625% 8/23/2029 (b)(e)	GBP	2,095,000	2,900,861
			49,160,012
Consumer Finance - 0.4%
Motability Operations Group PLC 3.625% 1/22/2033 (b)	EUR	3,410,000	3,651,858
Insurance - 0.6%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	3,065,000	4,403,754
TOTAL FINANCIALS			57,215,624

Industrials - 1.5%
Ground Transportation - 0.7%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	5,345,000	5,673,725
Trading Companies & Distributors - 0.2%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	1,290,000	1,625,012
Transportation Infrastructure - 0.6%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	4,120,000	5,287,686
TOTAL INDUSTRIALS			12,586,423

Real Estate - 0.6%
Office REITs - 0.5%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	3,220,000	4,075,589
Real Estate Management & Development - 0.1%
Tritax EuroBox PLC 0.95% 6/2/2026 (b)	EUR	870,000	917,233
TOTAL REAL ESTATE			4,992,822

Utilities - 4.4%
Electric Utilities - 0.9%
NGG Finance PLC 2.125% 9/5/2082 (b)(e)	EUR	3,851,000	4,019,118
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	2,970,000	3,166,610
			7,185,728
Gas Utilities - 0.2%
Southern Gas Networks PLC 3.5% 10/16/2030 (b)	EUR	2,345,000	2,524,649
Water Utilities - 3.3%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	715,000	795,788
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	2,055,000	2,658,888
Anglian Water Services Financing PLC 6.25% 9/12/2044 (b)	GBP	600,000	720,551
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	2,490,000	3,286,042
Northumbrian Water Finance PLC 4.5% 2/14/2031 (b)	GBP	3,340,000	4,049,862
Severn Trent Utilities Finance PLC 3.875% 8/4/2035 (b)	EUR	2,285,000	2,435,386
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (b)	GBP	2,995,000	3,540,896
South West Water Finance PLC 5.75% 12/11/2032 (b)	GBP	620,000	798,669
Southern Water Services Finance Ltd 1.625% 3/30/2027 (b)	GBP	345,000	391,308
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	1,785,000	1,982,638
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	991,000	1,237,442
United Utilities Water Finance PLC 3.5% 2/27/2033 (b)	EUR	1,825,000	1,930,377
Wessex Water Services Finance PLC 6.125% 9/19/2034 (b)	GBP	2,230,000	2,840,450
			26,668,297
TOTAL UTILITIES			36,378,674

TOTAL UNITED KINGDOM			138,022,730
UNITED STATES - 2.5%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.1%
Verizon Communications Inc 3.75% 2/28/2036	EUR	775,000	824,494
Media - 0.3%
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	2,235,000	2,367,999
TOTAL COMMUNICATION SERVICES			3,192,493

Consumer Discretionary - 0.3%
Automobiles - 0.3%
Stellantis Finance US Inc 5.75% 3/18/2030 (d)		2,439,000	2,437,254
Financials - 1.5%
Banks - 0.1%
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(e)	EUR	900,000	976,815
Capital Markets - 0.9%
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	1,944,000	2,485,302
Goldman Sachs Group Inc/The 3.5% 1/23/2033 (b)(e)	EUR	3,176,000	3,398,178
Morgan Stanley 3.955% 3/21/2035 (e)	EUR	950,000	1,027,389
			6,910,869
Consumer Finance - 0.5%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	2,605,000	2,831,549
Ford Motor Credit Co LLC 6.86% 6/5/2026	GBP	1,000,000	1,311,059
			4,142,608
TOTAL FINANCIALS			12,030,292

Real Estate - 0.0%
Diversified REITs - 0.0%
WP Carey Inc 4.25% 7/23/2032	EUR	300,000	329,262
Utilities - 0.3%
Electric Utilities - 0.3%
Duke Energy Corp 3.85% 6/15/2034	EUR	1,238,000	1,307,886
Southern Co/The 1.875% 9/15/2081 (e)	EUR	1,211,000	1,243,680
			2,551,566
TOTAL UNITED STATES			20,540,867
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $475,971,435)			487,486,705

Preferred Securities - 3.7%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
CPI Property Group SA 3.75% (b)(e)(f)	EUR	1,740,000	1,654,106
FINLAND - 0.1%
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Citycon Oyj 7.875% (b)(e)(f)	EUR	1,297,000	1,426,888
GERMANY - 1.7%
Consumer Discretionary - 1.0%
Automobiles - 1.0%
Volkswagen International Finance NV 3.748% (b)(e)(f)	EUR	100,000	106,310
Volkswagen International Finance NV 3.875% (b)(e)(f)	EUR	7,600,000	7,983,118
			8,089,428
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
Aroundtown Finance Sarl 7.875% (e)(f)		890,000	862,885
Aroundtown SA 5 year ISDA Fixed EURIBOR + 3.98%, 6.193% (b)(e)(f)(g)	EUR	3,200,000	3,184,677
Grand City Properties SA 1.5% (b)(e)(f)	EUR	1,400,000	1,448,773
			5,496,335
TOTAL GERMANY			13,585,763
IRELAND - 0.0%
Financials - 0.0%
Banks - 0.0%
AIB Group PLC 6.25% (b)(e)(f)	EUR	410,000	453,036
SWEDEN - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Heimstaden Bostad AB 3.625% (b)(e)(f)	EUR	2,370,000	2,447,938
Samhallsbyggnadsbolaget i Norden AB 2.624% (b)(e)(f)(h)	EUR	647,000	440,749

TOTAL SWEDEN			2,888,687
SWITZERLAND - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(e)(f)(g)(h)(i)		611,000	45,824
UNITED KINGDOM - 1.3%
Consumer Staples - 1.0%
Tobacco - 1.0%
British American Tobacco PLC 3% (b)(e)(f)	EUR	7,592,000	8,136,126
Financials - 0.1%
Banks - 0.1%
Barclays PLC 7.125% (e)(f)	GBP	425,000	550,700
Industrials - 0.1%
Ground Transportation - 0.1%
Mobico Group PLC 4.25% (b)(e)(f)	GBP	900,000	1,112,944
Utilities - 0.1%
Electric Utilities - 0.1%
SSE PLC 3.74% (b)(e)(f)	GBP	337,000	444,513
TOTAL UNITED KINGDOM			10,244,283
TOTAL PREFERRED SECURITIES (Cost $24,900,608)			30,298,587

U.S. Treasury Obligations - 23.4%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bonds 1.125% 8/15/2040	4.51	700,000	438,675
US Treasury Bonds 2.25% 5/15/2041 (k)	4.12 to 4.83	16,900,000	12,523,824
US Treasury Bonds 3.25% 5/15/2042	4.15	580,200	490,246
US Treasury Bonds 4% 11/15/2042 (l)	3.89 to 4.17	6,000,000	5,597,109
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.75	3,925,000	3,677,234
US Treasury Bonds 4.5% 11/15/2054	4.61	9,500,000	9,360,469
US Treasury Bonds 4.5% 2/15/2044	4.44 to 4.83	6,500,000	6,422,559
US Treasury Bonds 4.625% 11/15/2044	4.86	1,130,000	1,131,413
US Treasury Bonds 4.625% 5/15/2044	4.42 to 4.72	2,620,000	2,628,495
US Treasury Bonds 6.25% 5/15/2030 (k)	3.41 to 4.46	18,050,000	19,943,135
US Treasury Notes 1% 7/31/2028	4.19	15,000,000	13,651,758
US Treasury Notes 3.5% 2/15/2033	4.32	200,000	191,578
US Treasury Notes 3.625% 9/30/2031	3.66 to 4.23	11,500,000	11,213,848
US Treasury Notes 3.75% 12/31/2028	4.03	700,000	695,871
US Treasury Notes 3.75% 12/31/2030	4.07	1,600,000	1,578,250
US Treasury Notes 3.75% 8/31/2031	3.64	3,300,000	3,242,121
US Treasury Notes 4% 2/15/2034	4.19 to 4.50	3,500,000	3,452,422
US Treasury Notes 4.125% 10/31/2031	4.34 to 4.41	48,000,000	48,153,751
US Treasury Notes 4.125% 2/28/2027	4.01	4,400,000	4,416,672
US Treasury Notes 4.125% 2/29/2032	4.20	10,550,000	10,578,023
US Treasury Notes 4.125% 7/31/2031	3.59 to 3.97	1,200,000	1,204,594
US Treasury Notes 4.25% 2/28/2029	4.19 to 4.30	6,420,000	6,495,234
US Treasury Notes 4.375% 11/30/2028	3.89 to 3.91	3,700,000	3,757,523
US Treasury Notes 4.375% 12/31/2029	4.39	3,200,000	3,258,125
US Treasury Notes 4.5% 11/15/2033	3.94 to 4.14	4,250,000	4,351,602
US Treasury Notes 4.625% 4/30/2029	4.40 to 4.72	12,350,000	12,671,775
TOTAL U.S. TREASURY OBLIGATIONS (Cost $190,856,676)			191,126,306

Money Market Funds - 5.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (m) (Cost $41,675,423)	4.32	41,667,089	41,675,423

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $807,872,092)	825,026,771
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(7,308,370)
NET ASSETS - 100.0%	817,718,401

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT Long Term US Treasury Bond Contracts (United States)	123	Jun 2025	14,425,594	148,004	148,004
CBOT Ultra 10 Year US Treasury Note Contracts (United States)	31	Jun 2025	3,537,875	84,034	84,034

TOTAL PURCHASED					232,038

Sold

Interest Rate Contracts
ICE GILT Index Contrats (United Kingdom)	67	Jun 2025	7,935,517	20,593	20,593

TOTAL FUTURES CONTRACTS					252,631
The notional amount of futures purchased as a percentage of Net Assets is 2.2%
The notional amount of futures sold as a percentage of Net Assets is 1.0%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	232,000	USD	251,270	BNP Paribas SA	4/01/25	(408)
EUR	817,000	USD	882,608	BNP Paribas SA	4/02/25	814
EUR	3,966,000	USD	4,286,286	BNP Paribas SA	4/10/25	4,000
EUR	6,100,000	USD	6,638,234	Bank of America NA	4/10/25	(39,457)
EUR	2,349,000	USD	2,533,749	Bank of America NA	4/10/25	7,321
EUR	363,000	USD	392,454	Bank of America NA	4/10/25	227
EUR	420,000	USD	455,812	Bank of America NA	4/10/25	(1,470)
EUR	2,631,000	USD	2,749,440	Brown Brothers Harriman & Co	4/10/25	96,688
EUR	1,514,000	USD	1,656,798	Citibank NA	4/10/25	(19,004)
EUR	3,727,000	USD	4,077,043	JPMorgan Chase Bank NA	4/10/25	(45,298)
EUR	736,000	USD	803,727	JPMorgan Chase Bank NA	4/10/25	(7,547)
GBP	299,000	USD	386,060	Bank of America NA	4/02/25	173
GBP	340,000	USD	438,991	Bank of America NA	4/10/25	196
GBP	1,112,000	USD	1,388,954	Brown Brothers Harriman & Co	4/10/25	47,447
GBP	898,000	USD	1,159,664	JPMorgan Chase Bank NA	4/10/25	307
GBP	1,251,000	USD	1,545,385	Royal Bank of Canada	4/10/25	70,565
JPY	1,056,200,000	USD	6,885,999	JPMorgan Chase Bank NA	4/10/25	162,133
JPY	2,567,100,000	USD	17,127,943	Royal Bank of Canada	4/10/25	2,579
USD	6,790,509	AUD	10,871,000	JPMorgan Chase Bank NA	4/10/25	(2,674)
USD	963,718	AUD	1,528,000	JPMorgan Chase Bank NA	4/10/25	8,885
USD	23,909,372	CAD	34,228,000	Citibank NA	4/10/25	114,934
USD	3,242,616	CAD	4,634,000	JPMorgan Chase Bank NA	4/10/25	21,176
USD	560,727	CAD	812,000	JPMorgan Chase Bank NA	4/10/25	(3,755)
USD	299,065	EUR	276,000	BNP Paribas SA	4/10/25	498
USD	651,764	EUR	604,000	Bank of America NA	4/10/25	(1,623)
USD	1,870,056	EUR	1,796,000	Bank of America NA	4/10/25	(72,797)
USD	1,145,279	EUR	1,099,000	Bank of America NA	4/10/25	(43,583)
USD	297,576,884	EUR	285,064,000	Citibank NA	4/10/25	(10,795,847)
USD	216,933	EUR	200,000	JPMorgan Chase Bank NA	4/10/25	580
USD	224,336	EUR	207,000	JPMorgan Chase Bank NA	4/10/25	411
USD	6,555,732	EUR	6,255,000	JPMorgan Chase Bank NA	4/10/25	(210,719)
USD	4,227,847	EUR	4,054,000	JPMorgan Chase Bank NA	4/10/25	(157,635)
USD	369,201	EUR	355,000	JPMorgan Chase Bank NA	4/10/25	(14,827)
USD	13,384,136	EUR	12,798,000	JPMorgan Chase Bank NA	4/10/25	(460,314)
USD	1,616,069	EUR	1,535,000	JPMorgan Chase Bank NA	4/10/25	(44,443)
USD	34,519,810	EUR	31,914,000	Royal Bank of Canada	4/10/25	(3,691)
USD	1,806,168	EUR	1,726,000	State Street Bank & Trust Co	4/10/25	(60,962)
USD	80,368,841	GBP	64,235,000	BNP Paribas SA	4/10/25	(2,605,231)
USD	588,914	GBP	472,000	Bank of America NA	4/10/25	(20,781)
USD	12,997,069	GBP	10,033,000	Brown Brothers Harriman & Co	4/10/25	37,174
USD	2,293,233	GBP	1,766,000	JPMorgan Chase Bank NA	4/10/25	12,043
USD	1,127,715	GBP	908,000	JPMorgan Chase Bank NA	4/10/25	(45,173)
USD	18,561,611	JPY	2,891,800,000	JPMorgan Chase Bank NA	4/10/25	(735,669)
USD	1,783,655	JPY	276,350,000	Royal Bank of Canada	4/10/25	(60,457)
USD	10,599,342	JPY	1,657,800,000	Royal Bank of Canada	4/10/25	(463,328)
USD	21,417,118	JPY	3,222,850,000	State Street Bank & Trust Co	4/10/25	(89,292)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(15,417,834)
Unrealized Appreciation						588,151
Unrealized Depreciation						(16,005,985)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV 0.75% 7/13/2026	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	5,300,000	(90,006)	99,355	9,349
Heidelberg Materials AG 3.75% 5/31/2032	Dec 2029	BNP Paribas SA	(5%)	Quarterly	EUR	2,420,000	(507,360)	489,193	(18,167)
Generali 4.125% 5/4/2026	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	2,200,000	10,032	(23,178)	(13,146)
AXA SA 8.6% 12/15/2030	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	3,300,000	(21,085)	20,412	(673)
Societe Generale SA	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	2,200,000	25,872	(57,548)	(31,676)
Intesa Sanpaolo SpA 6.184% 2/20/2034	Dec 2029	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	2,240,000	13,389	(48,432)	(35,043)
UniCredit SpA 5.375% 4/16/2034	Dec 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,850,000	17,065	(41,328)	(24,263)

TOTAL CREDIT DEFAULT SWAPS							(552,093)	438,474	(113,619)

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $443,934,180 or 54.3% of net assets.

(c)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,762,567 or 6.2% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Security is perpetual in nature with no stated maturity date.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Non-income producing - Security is in default.
(i)	Level 3 security
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $17,261,680.

(l)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $844,231.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	48,295,811	121,882,581	128,502,969	373,402	-	-	41,675,423	41,667,089	0.1%
Total	48,295,811	121,882,581	128,502,969	373,402	-	-	41,675,423

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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